UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2026

Udemy, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40956	27-1779864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Harrison Street, 3rd Floor
San Francisco, California		94107
(Address of Principal Executive Offices)		(Zip Code)

(415) 813-1710
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	UDMY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
As previously disclosed, on December 17, 2025, Udemy, Inc. (the “Company” or “Udemy”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Coursera, Inc. (“Coursera”) and Chess Merger Sub, Inc., a direct wholly owned subsidiary of Coursera. Pursuant to the Merger Agreement, Coursera and Udemy will combine in an all-stock transaction (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement.
The completion of the Merger is conditioned on, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).
On January 9, 2026, Udemy and Coursera submitted the Premerger Notification and Report Forms for the Merger under the HSR Act. The U.S. Federal Trade Commission ("FTC") granted early termination under the HSR Act of the waiting period effective February 9, 2026 at 4:29 p.m. (Eastern Time).
The completion of the Merger remains subject to the satisfaction of other customary closing conditions specified in the Merger Agreement, including the receipt of certain other required regulatory approvals and the requisite approvals of Udemy and Coursera stockholders.
Cautionary Note Regarding Forward-Looking Statements
This communication relates to a proposed business combination transaction (the “business combination”) between Udemy and Coursera. This communication contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this communication that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding expected timing and benefits of the business combination and the outlook for Coursera’s and Udemy’s results of operations and financial condition (including potential synergies) following the business combination. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Coursera or Udemy stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, benefits or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: general economic, market or business conditions, including competition, risks related to online learning solutions and risks related to our AI innovations and AI generally; risks related to the business combination, including the effect of the announcement of the business combination on the ability of Coursera or Udemy to retain and hire key personnel and maintain relationships with customers, vendors and others with whom Coursera or Udemy do business, or on Coursera’s or Udemy’s operating results and business generally; risks that the business combination disrupts current plans and operations and the potential difficulties in attracting and retaining qualified personnel as a result of the business combination; the outcome of any legal proceedings related to the business combination; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability to successfully integrate Coursera’s and Udemy’s operations and business on a timely basis or otherwise in accordance with the standards and obligations applicable to the combined company as a public benefit corporation and as a B Corp.; Coursera’s and Udemy’s ability to implement our plans, forecasts and other expectations with respect to the combined company’s business after the completion of the transaction and realize expected synergies and other benefits of the combination within the expected timeframe or at all; the amount of the costs, fees, expenses and charges related to the proposed combination; fluctuations in the prices of Coursera or Udemy stock; and potential business disruptions following the business combination. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the risks presented here, and those to be presented in the registration statement on Form S-4, are considered representative, they should not be considered a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Coursera’s and Udemy’s respective periodic reports and other filings with the SEC, including the risk factors identified in Coursera’s and Udemy’s most recent Quarterly Reports on Form 10-Q, Coursera’s most recent Annual Report on Form 10-K (available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000013/cour-20241231.htm) and Udemy’s most recent Annual Report on Form 10-K (available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000011/udmy-20241231.htm), under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in Part I, Item 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports), all of which are available online on the SEC’s website at https://www.sec.gov. The forward-looking statements included in this communication are made only as of the date hereof, and are based on the current beliefs of Coursera and Udemy as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Neither Coursera nor Udemy undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law. The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.
No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Additional Information About the Business Combination and Where to Find It
In connection with the business combination, Coursera intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Coursera and Udemy and that also constitutes a prospectus of Coursera. Each of Coursera and Udemy may also file other relevant documents with the SEC regarding the business combination. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Coursera or Udemy may file with the SEC. The definitive joint proxy statement/prospectus will be mailed to stockholders of Coursera and Udemy. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other documents containing important information about Coursera, Udemy and the business combination, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Coursera will be available online free of charge on Coursera’s website at https://investor.coursera.com or by contacting Coursera’s Investor Relations department at ir@coursera.org. Copies of the documents filed with the SEC by Udemy will be available online free of charge on Udemy’s website at https://investors.udemy.com or by contacting Udemy’s Investor Relations department at ir@udemy.com.
Participants in the Merger Solicitation
Coursera, Udemy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Coursera, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Coursera’s proxy statement for its 2025 Annual Meeting of Stockholders under the headings “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “CEO Pay Ratio,” “Pay Versus Performance,” “Non-Employee Director Compensation,” “Certain Relationships and Related Transactions” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on March 31, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000026/cour-20250331.htm, and Coursera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” which was filed with the SEC on February 24, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1651562/000165156225000013/cour-20241231.htm. To the extent holdings of Coursera’s securities by its directors or executive officers have changed since the amounts set forth in Coursera’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=1651562&owner=exclude. Information about the directors and executive officers of Udemy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Udemy’s proxy statement for its 2025 Annual Meeting of Stockholders under the headings “Director Compensation,” “Our Executive Officers,” “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Plan-Based Awards in 2024,” “Outstanding Equity Awards at 2024 Fiscal Year End,” “Related Person Transactions” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on April 25, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000046/ude-20250422.htm, and Udemy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and

Related Stockholder Matters”, which was filed with the SEC on February 19, 2025 and is available online at https://www.sec.gov/Archives/edgar/data/1607939/000160793925000011/udmy-20241231.htm. To the extent holdings of Udemy’s securities by its directors or executive officers have changed since the amounts set forth in Udemy’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=1607939&owner=exclude. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Coursera or Udemy using the sources indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UDEMY, INC.

Date:	February 10, 2026	By:	/s/ Ken Hirschman
Ken Hirschman General Counsel